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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   __________



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 18, 1996 (July 3, 1996)
                                                -------------------------------



                           OSICOM TECHNOLOGIES, INC.
              ----------------------------------------------------
               (Exact name of Registrant as specified in charter)


      New Jersey                  0-15810                     22-2367234
- - ---------------------         ----------------           --------------------
    State of other              (Commission                 (IRS Employer
   jurisdiction of              File Number)              Identification No.)
    incorporation


 2800 28th Street, Suite 100, Santa Monica, CA                 90405
- - ------------------------------------------------            -----------
    (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:   (310) 828-7496
                                                   ------------------------
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ITEM 5.   OTHER EVENTS


On June 18, 1996, Par Chadha, the current chairman of the board of Osicom Technologies, Inc. (the "Registrant"), resigned as chairman, but will remain as a director of the Registrant; Sharon Chadha assumed the office of chairman of the board from her position as director and Dr. Xin Cheng, Osicom's president, continues as a director.

On June 18, 1996, Leonard N. Hecht joined the board as the fourth director. Mr. Hecht is president of Chrysalis Capital Group, an investment banking company specializing in mergers and acquisitions. Mr. Hecht has served on the board of directors of many public and private companies and was a founding principal of Xerox Development Corporation, a wholly-owned subsidiary of the Xerox Corporation.









                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      OSICOM TECHNOLOGIES, INC.
                                      ------------------------------------
                                            (Registrant)



Dated: July 3, 1996                   By:  /s/  SHARON CHADHA
                                      ------------------------------------
                                                Sharon Chadha
                                                Chief Executive Officer